FINANCIAL
                                    HORIZONS

                                INVESTMENT TRUST

                                   GROWTH FUND

                               MUNICIPAL BOND FUND

                              GOVERNMENT BOND FUND

                                CASH RESERVE FUND





                                      1997


                                     ANNUAL
                                     REPORT
                                October 31, 1997

                                    CONTENTS
  2............Message to Shareholders

  3-4..........Growth Fund

  5-6..........Municipal Bond Fund

  7-8..........Government Bond Fund

  9-10.........Cash Reserve Fund

  11...........Statements of Assets and Liabilities

  12...........Statements of Operations

  13-14........Statements of Changes in
                  Net Assets

  15-16........Financial Highlights

  17-20........Notes to Financial Statements

  21...........Independent Auditors' Report


TOLL-FREE TELEPHONE ASSISTANCE

General account service and exchanges:
1-800-848-0920

TRUSTEES

Dimon R. McFerson - Chairman
Columbus, Ohio

Dr. John C. Bryant
Cincinnati, Ohio

Robert M. Duncan
Columbus, Ohio

Dr. Thomas J. Kerr, IV
Westerville, Ohio


OFFICERS

James F. Laird, Jr. - Treasurer
Rae M. Pollina - Secretary
Craig A. Alvey - Assistant Treasurer
Charles S. Bath - Assistant Treasurer
Craig A. Carver - Assistant Treasurer
Christopher A. Cray - Assistant Treasurer
Edwin P. McCausland, Jr. - Assistant Treasurer
Peter Neckermann - Assistant Treasurer
Karen R. Tackett - Assistant Treasurer


TRANSFER AGENT
Nationwide Investors Services, Inc.
Box 1492
Columbus, Ohio  43216-1492

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

LEGAL COUNSEL
Druen, Dietrich, Reynolds &Koogler
One Nationwide Plaza
Columbus, Ohio  43215-2220

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio  43215-2537

DISTRIBUTOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215-2220

This report is for the information of shareholders of the Financial Horizons Investment Trust's mutual funds. It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Funds.

Financial Horizons and its logo are registered federal service marks of Nationwide(R) Life Insurance Company.

OCTOBER 31, 1997
                             MESSAGE TO SHAREHOLDERS

Photo of: DIMON R. McFerson, Chairman

DIMON R. MCFERSON
CHAIRMAN

The year 1997 will be remembered as an exciting one for investors and our shareholders.

Consumer confidence in the U.S. economy remains strong. The proportion of customers rating business conditions as "good" rose, while the number of people believing jobs are difficult to find fell.

A strong job market and wage gains helped consumers feel secure in handling a mortgage, and record loan rates made them more affordable. As a result, August marked the twentieth consecutive month of home sales above the 700,000 level, the longest run in almost two decades.

In short, low inflation, high employment and strong levels of consumer confidence have produced a strong market with record levels of consumer savings.

The third quarter saw a change in market leadership -- dependable blue-chip multinationals weakened while thousands of small and mid-capitalization companies, long overlooked, made strong gains. Eighty percent of di ver si fied U.S. stock mutual funds outperformed the large-cap S&P 500 in the third quarter.

The period also was highlighted by volatility in the Asian markets, which caused a brief drop in all international markets, but eventually demonstrated the U.S. to be the most sought after investment arena.

The economy grew at an annual rate of 3.5% while inflation remained low.

The Dow Jones Industrial Average broke through the 8,000 mark and continued to reach more all-time highs during the third quarter. A correction toward the end of the quarter caused the market to close at 7,442.08 on October 31.

The continued strength of the market overall re in forces the importance of realistic expectations and a long-term investment strategy. Since the 1987 crash, for example, the Dow Jones has risen more than 5,500 points.

For the year ended October 31, 1997, the Financial Horizons Growth Fund gained 23.66% (without sales charge) as compared to 32.10% for its benchmark index, the S&P 500.

Returns on long-term municipal bonds were also strong. For the year ended October 31, 1997, the Financial Horizons Municipal Bond Fund returned 8.37% (without sales charge), while the Lehman Brothers Municipal Bond Index, its benchmark, returned 8.49%.

For the year ended October 31, 1997, the Financial Horizons Government Bond Fund returned 8.84% (without sales charge) com pared to 8.67% for its benchmark index, the Merrill Lynch Government Master Index.

The Financial Horizons Cash Reserve Fund con tin ues to post con sis tent yields. Total return for the Fund was 4.93% for the year ended October 31, 1997. (There is no sales charge in this Fund.)

The Board of Trustees has scheduled a special meeting of shareholders for February 16, 1998, to consider an important proposal affecting your funds. This proposal is described in detail in the Combined Prospectus/Proxy Statement which you will soon receive.

The proposal would reorganize the Financial Horizons Investment Trust (FHIT) funds into a new Ohio business trust, the Nationwide Investing Foundation III("New Trust"), along with several other Nationwide-managed funds. The New Trust will provide for a revised fee structure, which includes changes in the investment advisory fees of the funds, the establishment of a separate fee for fund administration and the implementation of a schedule under which these fees, as a percentage of assets, decrease as assets increase.

Your vote is very important to us.

Thank you for giving Nationwide Advisory Services, Inc. the opportunity to meet your needs.

Sincerely,
DIMON R. MCFERSON, CHAIRMAN

FINANCIAL HORIZONS INVESTMENT TRUST
                                   GROWTH FUND
For the year ended October 31, 1997, the Financial Horizons Growth Fund had a total return of 23.66% without sales charge, compared with 32.10% for the S&P 500 over the same period.

The sectors that performed best for the Fund this fiscal year included both drug and financial stocks. Bergen Brunswig, a drug distributor which is currently the object of a takeover proposal, had excellent returns, as did Schering-Plough, Merrill Lynch and Banc One. Other individual names that did well included Schlumberger, Lucent Technologies, Biomet, and HBO & Company. Unfortunately, these sectors and names were not weighted heavily enough in the Fund to bring overall results up to the benchmark levels. This Fund, as part of its strategy, has also held a significant portion of its assets in small and mid-cap stocks. These stocks did very poorly during the first four months of 1997, relative to the S&P 500 index, and although they made a tremendous comeback after that, they began to trail off again near the end of the fiscal year, and so, on balance, proved to be a drag on results.

Since resuming management of the Fund in August, I have made several changes in its strategic focus. The changes are oriented toward emphasizing growth stocks to a greater extent, and pruning away at some of the less attractive, value-oriented stocks the Fund holds. For example, the greatest concentration of new investments has been in the Computer Services and Software sector. This category represented about 5.6% of Fund assets at June 30, 1997, and as of October 31, 1997, was up to 17.0%. I have added stocks such as Advent Software, BMC Software, First Data Corp., Gartner Group, Radiant Systems and Template Software. The common thread I am looking for in these stocks is that they all sell products or services that help other businesses improve their own productivity and efficiency, and that they are focused on solving their customers' problems with efficient solutions that are difficult to obtain from other sources.



I think that a more concentrated focus on growth, while retaining only the best-positioned of the value-oriented Fund holdings will improve results over time, and this will be the strategic thrust as we go forward.

JOHN M. SCHAFFNER, MBA, CFA - PORTFOLIO MANAGER



PORTFOLIO VALUE                              $9,599,817


FUND PERFORMANCE

Growth Fund Chart Data
Year.....GF.......S&P 500
1988.....10000....10000
1989.....10583....12563
1990.....8943.....11624
1991.....13118....15509
1992.....13830....17052
1993.....15847....19590
1994.....16944....20347
1995.....20598....25721
1996.....24594....31899
1997.....30413....42110

Comparative performance of $10,000 invested in the Financial Horizons Investment Trust Growth Fund since inception (12/19/88) and the S&P 500* over the period since inception ended 10/31/97.
 * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries. Unlike the Growth Fund returns, the S&P 500 does not reflect any fees, expenses or sales charges.


                           AVERAGE ANNUAL TOTAL RETURN
                         FOR THE PERIODS ENDED 10/31/97

                             1 YEAR     5 YEAR      LIFE
Without sales charge..........23.66%.....17.07%....13.36%
With sales charge.............18.66%.....16.86%....13.36%


The "without sales charge" returns do not reflect the effects of sales charges. The "with sales charge" assumes the applicable contingent deferred sales charge
(CDSC) was paid on withdrawals, which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 6 years. These results include reinvestment of all dividends and capital gains distributions. The life of the fund is 8.8 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than the original investment. Past performance is no guarantee of future results.

FINANCIAL HORIZONS INVESTMENT TRUST GROWTH FUND -
STATEMENT OF INVESTMENTS - OCTOBER 31, 1997
 SHARES       SECURITY                          VALUE
              COMMON STOCKS ( 96.8%)
              BUSINESS SERVICES ( 8.4%)
    4,000      ABR Information Services*        $   94,000
   10,000      Alternative Resources Corp.*        247,500
    7,500      American Business Information, Inc.,
                 Class A*                           78,750
    7,500      American Business Information, Inc.,
                 Class B*                           97,500
    5,500      Manpower, Inc.                      211,063
   10,000      TRO Learning, Inc.*                  75,000
                                                ----------
                                                   803,813
                                                ----------

              CHEMICALS (1.5%)
    4,000      Sigma-Aldrich Corp.                 140,500
                                                ----------

              COMPUTER EQUIPMENT (2.9%)
    4,000      American Power Conversion Corp.*    109,000
    9,600      PAXAR Corp.                         163,200
                                                ----------
                                                   272,200
                                                ----------

              COMPUTER SERVICES AND SOFTWARE (17.0%)
    5,000      Advent Software, Inc.*              127,500
    4,000      BMC Software, Inc.*                 241,500
   10,000      First Data Corp.                    290,625
   10,000      Gartner Group, Inc.*                282,500
    6,000      HBO & Co.                           261,000
    5,000      Radiant Systems                      90,625
   10,000      SPSS, Inc.*                         225,000
   10,000      Template Software, Inc.*            107,500
                                                ----------
                                                 1,626,250
                                                ----------

              CONSUMER PRODUCTS (1.6%)
    4,000      Newell Co.                          153,500
                                                ----------

              DENTAL (1.8%)
    6,000      Dentsply International, Inc.        170,250
                                                ----------

              DISTRIBUTION (2.5%)
    5,906      Bergen Brunswig Corp., Class A      236,609
                                                ----------

              DRUGS (8.8%)
    4,000      Allergan, Inc.                      131,750
    3,800      Eli Lilly & Co.                     254,125
    8,000      Schering-Plough Corp.               448,500
                                                ----------
                                                   834,375
                                                ----------

              ELECTRONICS (5.5%)
    4,000      Intel Corp.                         308,000
   11,100      Woodhead Industries, Inc.           216,450
                                                ----------
                                                   524,450
                                                ----------

              FINANCIAL (10.7%)
    3,730      Banc One Corp.                      194,426
    4,500      Capital One Financial Corp.         205,312
    5,500      Merrill Lynch & Co., Inc.           371,937
    3,000      Silicon Valley Bancshares*          163,875
    1,500      TCF Financial Corp.                  85,313
                                                ----------
                                                 1,020,863
                                                ----------

              FOOD-GRAIN & AGRICULTURE (3.4%)
   10,758      Archer-Daniels-Midland Co.          239,365
    5,500      Northland Cranberries Inc.,
                 Class A                            84,906
                                                ----------
                                                   324,271
                                                ----------

 SHARES       SECURITY                         VALUE
              COMMON STOCKS (CONTINUED)
              MACHINERY & CAPITAL GOODS (4.1%)
   15,000      Sun Hydraulics Corp.             $  172,500
    7,000      Zebra Technologies Corp.*           218,750
                                                ----------
                                                   391,250
                                                ----------

              MEDICAL PRODUCTS AND SUPPLIES (5.2%)
    5,000      Biomet, Inc.                        124,687
    5,000      Boston Scientific, Inc.*            227,500
   13,000      Meridian Diagnostics, Inc.          143,000
                                                ----------
                                                   495,187
                                                ----------

              MULTI-INDUSTRY (2.0%)
    6,000      BMC Industries, Inc.                193,125
                                                ----------

              OIL & GAS (5.1%)
    1,300      Amoco Corp.                         119,194
    2,000      Royal Dutch Petroleum Co.           105,250
    3,000      Schlumberger Ltd.                   262,500
                                                ----------
                                                   486,944
                                                ----------

              RETAIL (4.1%)
    9,999      CUC International, Inc.*            294,970
    5,000      Smart & Final, Inc.                 100,938
                                                ----------
                                                   395,908
                                                ----------

              TELECOMMUNICATIONS (12.2%)
    9,333      360o Communications Co.*            197,160
    9,100      Cincinnati Bell, Inc.               245,700
    5,700      Commnet Cellular, Inc.              197,363
    2,712      Lucent Technologies, Inc.           223,571
    9,000      WorldCom, Inc.*                     302,625
                                                ----------
                                                 1,166,419
                                                ----------
TOTAL COMMON STOCKS (cost $6,181,459)            9,235,914
                                                ----------

PRINCIPAL     SECURITY                          VALUE
              U.S. GOVERNMENT OBLIGATIONS (3.8%)
              U.S.TREASURY BILLS
$ 365,000      4.77% through 5.06%,
                 11/13/97 through 12/11/97
                 (cost $363,798)                   363,903
                                                ----------
TOTAL INVESTMENTS (cost $6,545,257)             $9,599,817
                                                ==========

----------
* Denotes a non-income producing security.
Cost also represents cost for federal income tax purposes.
Portfolio holding percentages represent market value as a percent of net assets.

See accompanying notes to financial statements.

FINANCIAL HORIZONS INVESTMENT TRUST
                               MUNICIPAL BOND FUND
For the year ended October 31, 1997, the Bond Buyer 11 Index moved from a yield of 5.60% to 5.28%. Municipal bonds underperformed Treasuries during the year. The yield on the most current 30-year Treasury Bonds dropped from 6.65% to 6.15%. The Financial Horizons Municipal Bond Fund returned 8.37% without sales charge, while the Lehman Brothers Municipal Bond Index returned 8.49%.

Net assets ended the year at $16.8 million. The Fund's average coupon was 5.83% with average principal ma tu ri ty of 18 years. The Fund seeks to maximize income by having a long maturity schedule while investing in high-quality issues averaging "AA" credit quality.

As the year began, a Democratic President and a Republican Majority were returned to Washington and the econ o my was growing at a slow and manageable non inflationary pace. The markets reacted favorably to these events with stable to declining interest rates. However, during the first quarter of the calendar year, economic statistics began to show signs of an economy that may be overheating, and on March 25, in a preemptive move against inflationary concerns, the Federal Reserve raised the Federal funds rate 0.25%. The move appeared to be justified as, during the months that followed, inflationary measures remained remarkably tame. In late April the announcement of a balanced budget agreement also overshadowed concerns about the growth rate.

During the latter part of October, the Equity markets experienced a sell-off that prompted investors to a flight to quality into U.S. Treasury Securities. This movement helped to sustain the lower yields and higher prices in the bond markets. This volatility in the worldwide financial markets, however, has significantly reduced the threat of another preemptive rate hike from the Federal Reserve to slow the growth in U.S. economy.

Municipal issuers continued to take advantage of the lower interest rates and propelled municipal volume up 17% for the first 10 months of the calendar year. This increased supply has kept municipal securities from fully participating in the bond market rally. As a consequence, particularly in the long end, municipals have cheapened when compared to treasury securities.

                                       ALPHA L. BENSON, MBA - PORTFOLIO MANAGER


PORTFOLIO VALUE                             $16,641,375


FUND PERFORMANCE

Municipal Bond Chart Data
Year.....MBF......LBMBI
1988.....10000....10000
1989.....10712....10909
1990.....11230....11719
1991.....12691....13145
1992.....13523....14249
1993.....15847....16254
1994.....14244....15546
1995.....16309....17854
1996.....17078....18872
1997.....18508....20475

Comparative performance of $10,000 invested in the Financial Horizons Investment Trust Municipal Bond Fund since inception (12/19/88) and the Lehman Brothers Municipal Bond Index* (LBMBI) over the period since inception ended 10/31/97.
 * The LBMBI consists of investment grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding. Unlike the Municipal Bond Fund returns, the LBMBI does not reflect any fees, expenses or sales charges.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR THE PERIODS ENDED 10/31/97

                             1 YEAR     5 YEAR      LIFE
Without sales charge...........8.37%......6.48%.....7.19%
With sales charge..............3.37%......6.16%.....7.19%

The "without sales charge" returns do not reflect the effects of sales charges. The "with sales charge" assumes the applicable contingent deferred sales charge
(CDSC) was paid on withdrawals, which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 6 years. These results include reinvestment of all dividends and capital gains distributions. The life of the fund is 8.8 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than the original investment. Past performance is no guarantee of future results.

FINANCIAL HORIZONS INVESTMENT TRUST MUNICIPAL BOND FUND
- STATEMENT OF INVESTMENTS - OCTOBER 31, 1997
PRINCIPAL     SECURITY                         VALUE
              LONG-TERM MUNICIPAL SECURITIES (98.9%)
              ALABAMA (6.3%)
$1,000,000     Birmingham, Alabama General
                 Obligation Refunding Bonds,
                 Series 1992-B,
                 6.25%, 04/01/16               $ 1,061,250
                                               -----------

              FLORIDA (5.9%)
1,000,000      Orlando, Florida Utilities Commission
                 Water and Electric Subordinated
                 Revenue Refunding Bonds,
                 Series 1993-A, 5.25%, 10/01/14    986,250
                                               -----------

              ILLINOIS (18.4%)
1,000,000      Chicago, Illinois Park District General
                 Obligation Unlimited Bonds,
                 5.60%, 01/01/21                 1,012,500

1,000,000      Illinois Housing Development Authority
                 Homeowner Mortgage Revenue
                 Bonds, Series 1994-A-1,
                 6.45%, 08/01/17                 1,063,750

1,000,000      Illinois Regional Transportation Authority,
                 General Obligation Refunding Bonds,
                 Series 1996, 5.40%, 06/01/15    1,015,000
                                               -----------
                                                 3,091,250
                                               -----------

              NEVADA (6.0%)
1,000,000      Nevada State General Obligation,
                 Nevada Municipal Bond Bank Project,
                 Numbers 49 & 50,
                 5.50%, 11/01/16                 1,017,500
                                               -----------

              NEW JERSEY (6.6%)
1,000,000      New Jersey Turnpike Authority Turnpike
                 Revenue Bonds, Series 1991-C,
                 6.50%, 01/01/16                 1,118,750
                                               -----------

              NEW YORK (6.5%)
1,000,000      New York Local Government Assistance
                 Corporation, Refunding Bonds,
                 Series 1993-E, 6.00%, 04/01/14  1,088,750
                                               -----------

              NORTH CAROLINA (6.3%)
1,000,000      Charlotte-Mecklenburg Hospital Authority,
                 North Carolina Health Care System
                 Revenue Bonds, Series 1992,
                 6.25%, 01/01/20                 1,058,750
                                               -----------

              SOUTH CAROLINA (6.2%)
1,000,000      South Carolina State Housing Finance &
                 Development Authority Homeownership
                 Mortgage Purchase Bonds,
                 Series 1994-A,
                 6.375%, 07/01/16                1,048,750
                                               -----------

              TENNESSEE (1.3%)
  200,000      Nashville & Davidson County, Tennessee
                 General Obligation Multi-Purpose
                 Improvement Bonds, Series 1994,
                 6.125%, 05/15/14                  218,250
                                               -----------

PRINCIPAL     SECURITY                         VALUE
              LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
              TEXAS (17.8%)
$1,000,000     Carrollton - Farmers Branch Independent
                 School District, Texas General Obligation
                 School Building Unlimited Tax Bonds,
                 Series 1995, 5.00%, 02/15/16  $   971,250
1,000,000      Grand Prairie Independent School District,
                 Texas General Obligation Unlimited Tax
                 School Building and Refunding Bonds,
                 Series 1996, 5.20%, 02/15/17      988,750
1,000,000      Texas State Public Finance Authority
                 Building Revenue Refunding,
                 Series 1992-B, 5.75%, 02/01/12  1,027,500
                                               -----------
                                                 2,987,500
                                               -----------

              UTAH (6.1%)
1,000,000      Utah Housing Finance Agency,
                 Multi-Family Housing Revenue
                 Refunding Bonds, (Cottonwood
                 Apartments Project), Issue 1995,
                 6.30%, 07/01/15                 1,027,500
                                               -----------

              VIRGINIA (5.6%)
  900,000      Virginia Housing Development Authority
                 Commonwealth Mortgage Bonds, Series
                 1992-C, Subseries C-7,
                 6.30%, 01/01/15                   939,375
                                               -----------

              WASHINGTON (5.9%)
1,000,000      Seattle, Washington Limited Tax, General
                 Obligation Bonds, Series 1995,
                 5.125%, 07/01/15                  997,500
                                               -----------
TOTAL LONG-TERM MUNICIPAL SECURITIES
  (cost $16,066,278)                           $16,641,375
                                               ===========

-----------
Cost also represents cost for federal income tax purposes. Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


Distribution of investments by industry, as a percentage of total investment in securities at value, is as follows:
INDUSTRY                            MARKET VALUE            PERCENT
County/City/School Districts         $ 1,960,000              11.8%
Hospitals                              1,058,750               6.4
Housing                                4,079,375              24.5
Miscellaneous                          3,128,750              18.8
Political Subdivisions - City/County   2,277,000              13.7
State Territories and Possessions      1,017,500               6.1
Transportation                         2,133,750              12.8
Water, Sewer, and Combined Utilities     986,250               5.9
                                     -----------             -----
                                     $16,641,375             100.0%
                                     ===========             =====

FINANCIAL HORIZONS INVESTMENT TRUST
                              GOVERNMENT BOND FUND
The Financial Horizons Investment Trust Government Bond Fund's total return for the year ended October 31, 1997, was 8.84%, without sales charge and assuming all distributions were reinvested, while the Merrill Lynch Government Master Index returned 8.67%.

Shareholders who stayed in the Fund for the entire period were rewarded after a difficult first six months when intermediate-term interest rates rose 0.4%-0.5%. The second half of the period was more favorable as these interest rates dropped 0.5%-0.9% and longer rates dropped by approximately 0.8%.

The higher prices for bonds in the second half were the result of several factors. The most notable factor was the continued release of favorable inflation reports in spite of low unemployment and significant growth in the overall economy. Another important factor has been the perception that the Federal Reserve will not act to raise rates until clear signs of inflationary pressures are present. The Federal Reserve's stance combined with favorable in fla tion reports has led to a significantly flatter yield curve. Finally, the U.S. government market has been the beneficiary of a flight to quality as the result of increased turmoil in world equity markets.

The Government Bond Fund benefited from its weighting in the Collateralized Mortgage Obligation (CMO) market during the period and the shift out of callable into non-callable Agency notes. Approximately 62% of portfolio assets are invested in Treasury and Agency notes, and 35% of Fund assets are invested in the CMO market. The remainder of portfolio assets are in repurchase agreements.

                                                            PORTFOLIO MANAGERS:
                                                  KIMBERLY A. BINGLE, CFA, FLMI
                                                          WAYNE T. FRISBEE, CFA
                                                              GARY R. HUNT, MBA
PORTFOLIO VALUE                            $48,642,767


FUND PERFORMANCE

Government Bonds Chart Data
Year.....GBF......MLGMI
1988.....10000....10000
1989.....11181....11287
1990.....11955....11958
1991.....13897....13708
1992.....15416....15459
1993.....17074....17469
1994.....16263....16713
1995.....18976....19289
1996.....19926....20262
1997.....21687....22020

Comparative performance of $10,000 invested in the Financial Horizons Investment Trust Government Bond Fund since inception (12/19/88) and the Merrill Lynch Government Master Index* (MLGMI) over the period since inception ended 10/31/97.
 *The MLGMI is comprised of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding. Unlike the Government Bond Fund returns, the MLGMI does not reflect any fees, expenses or sales charges.


                           AVERAGE ANNUAL TOTAL RETURN
                         FOR THE PERIODS ENDED 10/31/97

                             1 YEAR     5 YEAR      LIFE
Without sales charge...........8.84%......7.06%.....9.12%
With sales charge..............3.84%......6.76%.....9.12%

The "without sales charge" returns do not reflect the effects of sales charges. The "with sales charge" assumes the applicable contingent deferred sales charge
(CDSC) was paid on withdrawals, which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 6 years. These results include reinvestment of all dividends and capital gains distributions. The life of the fund is 8.8 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than the original investment. Past performance is no guarantee of future results.

FINANCIAL HORIZONS INVESTMENT TRUST GOVERNMENT BOND FUND
- STATEMENT OF INVESTMENTS - OCTOBER 31, 1997
PRINCIPAL     SECURITY                         VALUE
              MORTGAGE BACKED SECURITIES (35.2%)
$ 2,000,000    FHLMC (REMIC) Series 1313-G,
                 7.25%, 06/15/07               $ 2,052,398
3,000,000      FHLMC (REMIC) Series 1344-D,
                 6.00%, 8/15/07                  2,925,540
1,289,219      FHLMC (REMIC) Series 31-E,
                 7.55%, 5/15/20                  1,338,901
  572,259      FHLMC (REMIC) Series 190-D,
                 9.20%, 10/15/21                   609,924
3,828,569      FNMA (REMIC) Series 92-126,
                 8.00%, 07/25/02                 3,986,038
  338,324      FNMA (REMIC) Series 1989-86,
                 8.75%, 11/25/19                   358,046
1,444,299      FNMA (REMIC) Series 90-7-B,
                 8.50%, 01/25/20                 1,516,784
3,382,323      FNMA (REMIC) Series 1990-16D,
                 9.00%, 03/25/20                 3,524,959
  747,318      FNMA (REMIC) Series 1991-73A,
                 8.00%, 07/25/21                   774,758
                                               -----------
TOTAL MORTGAGE BACKED SECURITIES
  (cost $16,425,777)                            17,087,348
                                               -----------

              U.S. GOVERNMENT AND AGENCY
              LONG-TERM OBLIGATIONS (62.3%)
 4,000,000     Federal Home Loan Banks,
                 6.36%, 3/21/01                  4,059,588
3,000,000      Federal National Mortgage Assoc.,
                 7.65%, 03/10/05                 3,272,094
1,000,000      Federal National Mortgage Assoc.,
                 7.26%,10/05/05                  1,005,379
15,000,000     Resolution Funding STRIPS,
                 0.00%, 04/15/06                 9,038,835
10,000,000     Resolution Funding STRIPS,
                 0.00%, 07/15/13                 3,717,590
3,000,000      U.S. Treasury Note,
                 5.625%, 11/30/00                2,991,561
6,000,000      U.S. Treasury Note,
                 6.625%, 07/31/01                6,174,372
                                               -----------

TOTAL U.S. GOVERNMENT AND AGENCY LONG-TERM OBLIGATIONS
  (cost $28,631,433)                            30,259,419
                                               -----------

PRINCIPAL     SECURITY                         VALUE
              REPURCHASE AGREEMENT (2.7%)
$1,296,000     UBS Securities, 5.63%, 11/03/97,
                 Collateralized by $1,279,000 U.S.
                 Treasury Note, 6.375%, 01/15/00,
                 market value $1,322,166
                 (cost $1,296,000)            $  1,296,000
                                              ------------

TOTAL INVESTMENTS (cost $46,353,210)          $ 48,642,767
                                              ============

---------
The abbreviations in the above statement stand for the following:
  FHLMC Federal Home Loan Mortgage Corporation
  FNMA Federal National Mortgage Association
  REMIC Real Estate Mortgage Investment Conduit
Cost also represents cost for federal income tax purposes. Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

FINANCIAL HORIZONS INVESTMENT TRUST
                                CASH RESERVE FUND
At October 31, 1997, the Financial Horizons Cash Reserve Fund had net assets of $4.1 million with an average maturity of 20 days.

The Financial Horizons Cash Reserve Fund continued to invest in only first-tier money market instruments. At October 31, 1997, commercial paper accounted for 94% of the port fo lio, followed by U.S. Government/Agency securities at 6%. The highest portfolio weightings were in those segments which have a favorable yield advantage including banking, consumer sales/finance and the broker/dealer industries. These segments accounted for 14%, 11%, and 11% of the portfolio, respectively.

A credit review is completed on all issuers prior to investment. The yield on the Fund remained competitive with its peer average for the fiscal-year period. The seven-day effective yield at October 31, 1997, was 4.85%.

This year marked the seventh year of expansion for the U.S. economy. Growth for the third quarter was 3.5% compared to a Federal Reserve (Fed) target of 2.5%. Economists are surprised that inflationary pressures have not developed, particularly with such a high growth rate coupled with low unemployment. The Federal Open Market Committee raised interest rates in March 1997 by increasing the Fed funds rate to 5.50% from 5.25%. This was the first increase since January 1996.

                                         KAREN G. MADER, MA - PORTFOLIO MANAGER








PORTFOLIO VALUE                              $4,053,700


FUND PERFORMANCE

Cash Reserves Chart Data
Year.....CRF......CPI
1988.....10000....10000
1989.....10659....10389
1990.....11392....11051
1991.....11993....11365
1992.....12361....11738
1993.....12614....12061
1994.....12999....12384
1995.....13703....12723
1996.....14384....13104
1997.....15094....13377

Comparative performance of $10,000 invested in the Financial Horizons Investment Trust Cash Reserve Fund since inception (12/19/88) and the Consumer Price
Index* (CPI) over the period since inception ended 10/31/97.
 * The CPI represents changes in prices of all goods and services purchased for consumption by urban households. Unlike the Cash Reserve Fund returns, the CPI does not reflect any fees or expenses.


                           AVERAGE ANNUAL TOTAL RETURN
                         FOR THE PERIODS ENDED 10/31/97

                             1 YEAR     5 YEAR      LIFE
Without sales charge*..........4.93%......4.08%.....4.75%

*There are no sales charges in the Financial Horizons Investment Trust Cash Reserve Fund. These results include reinvestment of all dividends and capital gains distributions. The life of the fund is 8.8 years.

An investment in the Cash Reserve Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 a share. Past performance is no guarantee of future results.

FINANCIAL HORIZONS INVESTMENT TRUST CASH RESERVE FUND
- STATEMENT OF INVESTMENTS - OCTOBER 31, 1997
PRINCIPAL     SECURITY                                     VALUE
              COMMERCIAL PAPER (94.3%)
              AGRICULTURE/FINANCE (2.9%)
 $ 116,000     John Deere Capital Corp.,
                 5.48%, 11/26/97                           $  115,559
                                                           ----------
              AUTO/FINANCE (4.0%)
  160,000      Ford Motor Credit Co., 5.49%, 11/07/97         159,854
                                                           ----------

              BANKS (14.1%)
  132,000      Corestates Capital Corp., 5.51%, 11/03/97      131,959
  122,000      J.P. Morgan & Co., 5.49%, 11/21/97             121,628
  160,000      National City Credit Corp., 5.51%, 12/09/97    159,069
  160,000      SunTrust Banks, Inc., 5.53%, 11/20/97          159,533
                                                           ----------
                                                              572,189
                                                           ----------

              BROKER/DEALERS (10.9%)
  140,000      Bear Stearns Company, 5.52%, 12/08/97          139,206
  142,000      Goldman Sachs Group, 5.50%, 11/14/97           141,718
  162,000      Merrill Lynch & Co. Inc., 5.50%, 11/03/97      161,951
                                                           ----------
                                                              442,875
                                                           ----------

              CHEMICALS (3.2%)
  130,000      PPG Industries Inc., 5.47%, 11/24/97           129,546
                                                           ----------

              CONSUMER SALES/FINANCE (10.6%)
  156,000      American Express Credit Corp.,
                 5.49%, 12/01/97                              155,286
  160,000      Commercial Credit Co., 5.51%, 11/12/97         159,731
  116,000      Norwest Financial Inc., 5.51%, 11/03/97        115,964
                                                           ----------
                                                              430,981
                                                           ----------

              DATA SERVICES (4.0%)
  162,000      First Data Corp., 5.51%, 12/09/97              161,058
                                                           ----------

              DIVERSIFIED FINANCE (3.5%)
  144,000      GE Capital Corp., 5.50%, 12/03/97              143,296
                                                           ----------

              ENTERTAINMENT (3.7%)
  150,000      Walt Disney Co., 5.50%, 11/04/97               149,931
                                                           ----------

              FINANCIAL SERVICES/UTILITIES (4.0%)
  163,000      National Rural Utilities Cooperative,
                 5.50%, 11/18/97                              162,577
                                                           ----------

              HEAVY EQUIPMENT/FINANCE (3.7%)
  150,000      Caterpillar Financial Services Inc.,
                 5.50%, 11/18/97                              149,610
                                                           ----------

              INSURANCE (2.4%)
  100,000      MetLife Funding Inc., 5.49%, 12/09/97           99,420
                                                           ----------

              OFFICE EQUIPMENT & SUPPLIES (3.7%)
  150,000      Pitney Bowes Credit Corp.,
                 5.54%, 12/02/97                              149,284
                                                           ----------

              PACKAGING & CONTAINERS (3.7%)
  150,000      Bemis Company, Inc., 5.52%, 11/17/97           149,632
                                                           ----------

PRINCIPAL     SECURITY                                   VALUE

              COMMERCIAL PAPER (CONTINUED)
              PAPER & FOREST PRODUCTS (3.7%)
$ 150,000      Sonoco Products Co., 5.48%, 11/18/97      $    149,612
                                                           ----------

              PHARMACEUTICALS & PERSONAL CARE (9.3%)
  140,000      Abbott Laboratories, 5.46%, 11/12/97           139,766
  110,000      Becton Dickinson & Co., 5.52%, 11/07/97        109,899
  126,000      Schering Corp., 5.50%, 11/05/97                125,923
                                                           ----------
                                                              375,588
                                                           ----------

              PREMIUM FINANCE (3.9%)
  160,000      A.I. Credit Corp., 5.53%, 01/13/98             158,206
                                                           ----------

              TELEPHONE SERVICES (3.0%)
  120,000      Ameritech Corp., 5.50%, 11/17/97               119,707
                                                           ----------
TOTAL COMMERCIAL PAPER (cost $3,818,925)                    3,818,925
                                                           ----------

              U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS (5.8%)
   85,000      U.S. Treasury Bill, 4.77%, 11/13/97             84,865
  150,000      Federal Home Loan Mortgage Corp.,
                 5.38%, 11/05/97                              149,910
                                                           ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (cost $234,775)                                              234,775
                                                           ----------

TOTAL INVESTMENTS (cost $4,053,700)                        $4,053,700
                                                           ==========

-----------
Cost also represents cost for federal income tax purposes. Portfolio holding percentages represent value as a percentage of net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
AT OCTOBER 31, 1997
                                                                                MUNICIPAL        GOVERNMENT            CASH
                                                                   GROWTH            BOND             BOND          RESERVE
                                                                     FUND            FUND             FUND             FUND
ASSETS
Investments in securities, at value
(cost $6,545,257, $16,066,278, $46,353,210
and $4,053,700, respectively)                                $  9,599,817    $ 16,641,375     $ 48,642,767     $  4,053,700
Cash                                                                 --              --              5,267            2,390
Receivable for Fund shares sold                                    22,411             200             --               --
Receivable for investment securities sold                            --           222,493           13,778             --
Accrued interest and dividends receivable                           3,104         261,276          343,800             --
                                                             ------------    ------------     ------------     ------------

TOTAL ASSETS                                                    9,625,332      17,125,344       49,005,612        4,056,090

LIABILITIES
Bank loan                                                          69,957         210,307             --               --
Payable for Fund shares redeemed                                     --            42,339          270,849              134
Payable for investment securities purchased                          --              --               --               --
Accrued management fees                                             5,726           9,774           26,825            1,379
Accrued transfer agent fees                                           983             980            3,605              149
Dividends payable                                                    --            30,222          123,965            1,206
Other accrued expenses                                              7,959          10,275           31,487            2,433
                                                             ------------    ------------     ------------     ------------

TOTAL LIABILITIES                                                  84,625         303,897          456,731            5,301
                                                             ------------    ------------     ------------     ------------

NET ASSETS                                                   $  9,540,707    $ 16,821,447     $ 48,548,881     $  4,050,789
                                                             ============    ============     ============     ============


NET ASSETS REPRESENTED BY:
Capital Shares, $1 par value, outstanding                    $    417,133    $  1,513,368     $  4,338,857     $  4,050,907
Capital paid in excess of par value                             4,296,824      15,524,635       43,130,161             (113)
Net unrealized appreciation                                     3,054,560         575,097        2,289,557             --
Accumulated undistributed net realized gain (loss)              1,768,865        (791,653)      (1,210,831)              (5)
Accumulated undistributed net investment income                     3,325            --              1,137             --
                                                             ------------    ------------     ------------     ------------

NET ASSETS                                                   $  9,540,707    $ 16,821,447     $ 48,548,881     $  4,050,789
                                                             ============    ============     ============     ============


Shares outstanding (unlimited number of shares authorized)        417,133       1,513,368        4,338,857        4,050,907
                                                             ============    ============     ============     ============


NET ASSET VALUE AND OFFERING PRICE PER SHARE*                $      22.87    $      11.12     $      11.19     $       1.00
                                                             ============    ============     ============     ============

* For the Growth Fund, the Municipal Bond Fund, and the Government Bond Fund, the redemption price per share varies by the length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
                                                                               MUNICIPAL        GOVERNMENT              CASH
                                                                GROWTH              BOND              BOND           RESERVE
                                                                  FUND              FUND              FUND              FUND
INCOME:
Dividends                                                  $    79,726       $      --         $      --         $      --
Interest                                                        34,405         1,069,550         3,538,447           234,362
Other                                                             --                --             102,078              --
                                                           -----------       -----------       -----------       -----------

Total income                                                   114,131         1,069,550         3,640,525           234,362

EXPENSES:
Distribution fees                                               73,712           139,464           396,061              --
Investment management fees                                      63,883           121,837           343,259            17,011
Transfer agent fees                                             11,300            11,000            41,500             1,001
Professional services                                            3,014             5,870            18,132             1,235
Registration fees                                                3,051             3,510             6,005             2,164
Shareholders' reports                                            5,900             5,000            18,100               811
Custodian fees                                                   3,400             7,000             7,500             6,040
Trustee fees and expenses                                        1,601             3,323             9,530               705
Other                                                            1,223               466             4,497               325
                                                           -----------       -----------       -----------       -----------

Total expenses before waived expenses                          167,084           297,470           844,584            29,292

Total waived expenses                                          (72,700)         (137,225)         (396,061)             --
                                                           -----------       -----------       -----------       -----------

Net expenses                                                    94,384           160,245           448,523            29,292
                                                           -----------       -----------       -----------       -----------

NET INVESTMENT INCOME                                      $    19,747       $   909,305       $ 3,192,002       $   205,070
                                                           ===========       ===========       ===========       ===========


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                           $ 1,768,865       $   159,282       $    90,839       $         1
Net change in unrealized appreciation of investments           366,366           416,404         1,031,295              --
                                                           -----------       -----------       -----------       -----------

Net realized and unrealized gain on investments              2,135,231           575,686         1,122,134                 1
                                                           -----------       -----------       -----------       -----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS           $ 2,154,978       $ 1,484,991       $ 4,314,136       $   205,071
                                                           ===========       ===========       ===========       ===========



See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        GROWTH FUND                MUNICIPAL BOND FUND
                                                                YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                               OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                                      1997            1996            1997            1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                         $     19,747    $      2,285    $    909,305    $  1,051,197
Net realized gain on investments                                 1,768,865         456,661         159,282         249,540
Net change in unrealized appreciation (depreciation)
  of investments                                                   366,366         995,019         416,404        (275,812)
                                                              ----------------------------    ----------------------------

Net increase in net assets resulting from operations             2,154,978       1,453,965       1,484,991       1,024,925

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                              (14,409)           --          (909,305)     (1,051,197)
In excess of net investment income                                    --              --              --              (301)
Net realized gain from investment transactions                    (455,746)       (819,732)           --              --
                                                              ----------------------------    ----------------------------

Decrease in net assets from distributions to shareholders         (470,155)       (819,732)       (909,305)     (1,051,498)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   509,644         896,371         127,500          83,672
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                        464,389         806,112         531,645         617,827
Cost of shares redeemed                                         (2,213,453)       (835,073)     (4,913,234)     (5,980,992)
                                                              ----------------------------    ----------------------------

Increase (decrease) in net assets derived from capital
  share transactions                                            (1,239,420)        867,410      (4,254,089)     (5,279,493)
                                                              ----------------------------    ----------------------------

NET INCREASE (DECREASE) IN NET ASSETS                              445,403       1,501,643      (3,678,403)     (5,306,066)
NET ASSETS - BEGINNING OF PERIOD                                 9,095,304       7,593,661      20,499,850      25,805,916
                                                              ----------------------------    ----------------------------

NET ASSETS - END OF PERIOD                                    $  9,540,707    $  9,095,304    $ 16,821,447    $ 20,499,850
                                                              ============================    ============================


Undistributed net realized gain (loss) on investments
  included in net assets at end of period                     $  1,768,865    $    458,096    $   (791,653)   $   (950,935)
                                                              ============================    ============================


Undistributed (distributions in excess of) net
  investment income included in net assets at end of period   $      3,325    $     (4,363)   $       --      $       (301)
                                                              ----------------------------    ----------------------------


SHARE ACTIVITY:
Shares sold                                                         24,523          48,331          11,782           7,850
Reinvestment of dividends                                           24,012          46,328          48,845          57,620
Shares redeemed                                                    (98,638)        (45,321)       (450,753)       (559,944)
                                                              ============================    ============================

Net increase (decrease) in number of shares                        (50,103)         49,338        (390,126)       (494,474)
                                                              ============================    ============================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                  GOVERNMENT BOND FUND              CASH RESERVE FUND
                                                              YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                 1997             1996            1997           1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                         $  3,192,002    $  3,989,258    $    205,070    $    202,483
Net realized gain (loss) on investments                             90,839         746,770               1              (3)
Net change in unrealized appreciation (depreciation)
  of  investments                                                1,031,295      (1,785,043)           --              --
                                                              ----------------------------    ----------------------------

Net increase in net assets resulting from operations             4,314,136       2,950,985         205,071         202,480

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           (3,191,909)     (3,988,214)       (205,070)       (202,483)
In excess of net investment income                                    --              --              --                (8)
Paid in capital                                                       --              --              --              (105)
                                                              ----------------------------    ----------------------------

Decrease in net assets from distributions to shareholders       (3,191,909)     (3,988,214)       (205,070)       (202,596)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   362,854         452,449         162,276         280,277
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                      1,610,983       2,053,433         189,391         186,091
Cost of shares redeemed                                        (13,283,912)    (11,921,797)       (543,630)       (373,733)
                                                              ----------------------------    ----------------------------

Increase (decrease) in net assets derived from capital
  share transactions                                           (11,310,075)     (9,415,915)       (191,963)         92,635
                                                              ----------------------------    ----------------------------

NET INCREASE (DECREASE) IN NET ASSETS                          (10,187,848)    (10,453,144)       (191,962)         92,519
NET ASSETS - BEGINNING OF PERIOD                                58,736,729      69,189,873       4,242,751       4,150,232
                                                              ----------------------------    ----------------------------

NET ASSETS - END OF PERIOD                                    $ 48,548,881    $ 58,736,729    $  4,050,789    $  4,242,751
                                                              ============================    ============================


Undistributed net realized loss on investments
  included in net assets at end of period                     $ (1,210,831)   $ (1,301,670)   $         (5)   $         (6)
                                                              ============================    ============================


Undistributed (distributions in excess of) net
  investment income included in net assets at end of period   $      1,137    $      1,044    $       --      $         (8)
                                                              ============================    ============================


SHARE ACTIVITY:
Shares sold                                                         33,267          40,874         162,276         280,277
Reinvestment of dividends                                          147,681         188,895         189,391         186,091
Shares redeemed                                                 (1,218,791)     (1,101,948)       (543,630)       (373,733)
                                                              ----------------------------    ----------------------------

Net increase (decrease) in number of shares                     (1,037,843)       (872,179)       (191,963)         92,635
                                                              ============================    ============================


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                        GROWTH FUND                            MUNICIPAL BOND FUND
                                                   YEARS ENDED OCTOBER 31,                   YEARS ENDED OCTOBER 31,

                                         1997    1996     1995     1994     1993      1997     1996    1995     1994     1993
NET ASSET VALUE--
  BEGINNING OF PERIOD                  $19.47  $18.17   $15.11   $14.17   $12.46    $10.77   $10.76  $ 9.86   $11.75   $10.64
Net investment income (loss)             0.04    0.01    (0.01)    0.03     0.08      0.53     0.48    0.50     0.49     0.56
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                         4.38    3.28     3.23     0.95     1.73      0.35     0.01    0.90    (1.62)    1.22
                                       -----------------------------------------    -----------------------------------------

Total from investment operations         4.42    3.29     3.22     0.98     1.81      0.88     0.49    1.40     (1.13)   1.78

Dividends from net
  investment income                     (0.03)     --       --    (0.04)   (0.10)    (0.53)   (0.48)  (0.50)   (0.49)   (0.56)
Distributions in excess of net
  investment income                        --      --    (0.01)      --       --        --       --      --       --       --
Distributions from net realized
  gain on investment transactions       (0.99)  (1.99)   (0.15)      --       --        --       --      --    (0.27)   (0.11)
                                       -----------------------------------------    -----------------------------------------

Total distributions                     (1.02)  (1.99)   (0.16)   (0.04)   (0.10)    (0.53)   (0.48)  (0.50)   (0.76)   (0.67)
                                       -----------------------------------------    -----------------------------------------

Net increase (decrease) in net
  asset value                            3.40    1.30     3.06     0.94     1.71      0.35     0.01    0.90     (1.89)   1.11
                                       -----------------------------------------    -----------------------------------------

NET ASSET VALUE--
  END OF PERIOD                        $22.87  $19.47   $18.17   $15.11   $14.17    $11.12   $10.77  $10.76   $ 9.86   $11.75
                                       =========================================    =========================================


Total return (excluding
  sales charges)                        23.66%  19.41%   21.57%    6.92%   14.59%     8.37%    4.72%  14.50%  (10.11%)  17.18%

Net assets, end of period (000)        $9,541  $9,095   $7,594   $6,787   $5,165   $16,821  $20,500 $25,806  $26,412  $25,828

Ratio of expenses to average
  net assets                             0.96%   1.44%    1.47%    1.59%    1.44%     0.85%    1.36%   1.35%    1.27%    1.01%
Ratio of expenses to average
  net assets*                            1.70%   1.69%    1.72%    1.90%    2.03%     1.59%    1.61%   1.60%    1.57%    1.61%
Ratio of net investment income
  (loss) to average net assets           0.20%   0.03%   (0.05%)   0.21%    0.63%     4.85%    4.53%   4.82%    4.58%    4.81%
Ratio of net investment income
  (loss) to average net assets*         (0.54%) (0.22%)  (0.30%)  (0.82%)   0.05%     4.11%    4.28%   4.57%    4.28%    4.11%

Portfolio turnover                      40.69%  17.19%   29.19%   14.14%   12.98%    14.09%   38.80%  60.79%   69.67%   46.95%

Average commission rate paid**  5.8006(cent) 5.9080(cent)   --       --       --        --       --      --       --       --

-----------
*  Ratios calculated as if no expenses were waived.

** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                            GOVERNMENT BOND FUND                           CASH RESERVE FUND
                                          YEARS ENDED OCTOBER 31,                       YEARS ENDED OCTOBER 31,

                                         1997    1996     1995     1994     1993      1997     1996    1995     1994     1993
NET ASSET VALUE--
  BEGINNING OF PERIOD                  $10.92  $11.07   $10.12   $11.31   $11.00    $ 1.00   $ 1.00  $ 1.00   $ 1.00   $ 1.00
Net investment income                    0.66    0.68     0.68     0.58     0.63      0.05     0.05    0.05     0.03     0.02
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                         0.27   (0.15)    0.95    (1.10)    0.50        --       --      --       --       --
                                       -----------------------------------------    -----------------------------------------

Total from investment operations         0.93    0.53     1.63    (0.52)    1.13      0.05     0.05    0.05     0.03     0.02

Dividends from net
  investment income                     (0.66)  (0.68)   (0.68)   (0.58)   (0.66)    (0.05)   (0.05)  (0.05)   (0.03)   (0.02)
Distributions from net realized
  gain from investment transactions        --      --       --    (0.09)   (0.16)       --       --      --       --       --
                                       -----------------------------------------    -----------------------------------------

Total distributions                     (0.66)  (0.68)   (0.68)   (0.67)   (0.82)    (0.05)   (0.05)  (0.05)   (0.03)   (0.02)
                                       -----------------------------------------    -----------------------------------------

Net increase (decrease) in net
  asset value                            0.27   (0.15)    0.95    (1.19)    0.31        --       --      --       --       --
                                       -----------------------------------------    -----------------------------------------

NET ASSET VALUE--
  END OF PERIOD                        $11.19  $10.92   $11.07   $10.12   $11.31    $ 1.00   $ 1.00  $ 1.00   $ 1.00   $ 1.00
                                       =========================================    =========================================


Total return (excluding
  sales charges)                         8.84%   5.01%   16.68%   (4.75%)  10.76%     4.93%    4.97%   5.41%    3.08%    2.05%

Net assets, end of period (000)       $48,549 $58,737  $69,190   $70,218 $84,602    $4,051   $4,243  $4,150   $3,950   $2,788

Ratio of expenses to average
  net assets                             0.85%   0.84%    0.89%    1.28%    1.00%     0.69%    0.65%   0.65%    0.84%    1.17%
Ratio of expenses to average
  net assets*                            1.60%   1.59%    1.58%    1.58%    1.61%     0.69%    0.65%   0.65%    1.06%    2.20%
Ratio of net investment income
  average net assets                     6.04%   6.26%    6.42%    5.42%    5.55%     4.82%    4.86%   5.29%    3.14%    2.04%
Ratio of net investment income
  to average net assets*                 5.29%   5.51%    5.73%    5.12%    4.93%     4.82%    4.86%   5.29%    2.92%    0.79%

Portfolio turnover                      52.10%  21.04%  140.55%  174.40%  143.63%       --       --      --       --       --

*  Ratios calculated as if no expenses were waived.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial Horizons Investment Trust (Trust), is a diversified, open-end investment company organized under the laws of Massachusetts by a Declaration of Trust dated May 9, 1988. The Trust offers shares in four separate mutual funds which are registered under the Investment Company Act of 1940.

   (A) SECURITY VALUATION

      (1)   Growth Fund, Municipal Bond Fund and Government Bond Fund:
            Securities traded on a national securities exchange are valued at the last quoted sale price, or if no sale, at the prior day's valuation as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if no sale, the quoted bid price. U.S. Government securities are valued at the quoted bid price. Bonds are valued by a combination of daily quotes and matrix evaluations.

            Securities for which reliable market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser, are valued at fair value in accordance with procedures authorized by the Boards of Trustees.

      (2) Cash Reserve Fund: Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.

            The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

   (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income, including amortization of premium and discount where applicable, is recorded on an accrual basis.

   (C) FEDERAL INCOME TAXES

      Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by that Fund.

      As of October 31, 1997, the Municipal and Government Bond funds had net capital loss carry forwards of $791,653 and $1,210,831 respectively, available to offset future capital gains, which will expire in 5 to 6 years.

   (D) DIVIDENDS TO SHAREHOLDERS

      (1)   Growth Fund:
            Dividends from net investment income are paid semi-annually and are recorded on the ex-dividend date.

      (2)   Municipal Bond Fund, Government Bond Fund, and Cash Reserve Fund:
            Dividends from net investment income are declared daily and paid monthly from net investment income.

      Distributable net realized capital gains are declared and distributed at least annually for all funds.

NOTES TO FINANCIAL STATEMENTS


      Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective funds.

      Accordingly, as of October 31, 1997, undistributed net investment income, undistributed net realized gains and capital paid in excess of par value have been adjusted. Negative amounts represent credits and positive amounts represent debits. The adjustments are as follows:

                                                                                     CAPITAL PAID IN
                                       UNDISTRIBUTED NET     UNDISTRIBUTED NET          EXCESS OF
                                       INVESTMENT INCOME       REALIZEDGAINS            PAR VALUE
         Growth Fund                       $(2,350)               $2,350                 $  --
         Municipal Bond Fund                  (301)                   --                   301
         Cash Reserve Fund                      (8)                   --                     8

   (E) EXPENSES

      Direct expenses of a Fund are allocated to that Fund. General expenses of the Trust are allocated to the funds based upon each Fund's relative average net assets.

   (F) USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

As investment manager for the funds, Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), an affiliated company, earns an annual fee of .65% based on the average daily net assets of the Growth Fund, Municipal Bond Fund and Government Bond Fund and .40% of the average daily net assets of the Cash Reserve Fund.

NAS also receives fees for distribution pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of the Growth Fund, the Municipal Bond Fund, and the Government Bond Fund at an annual rate of .75%. During the year ended October 31, 1997, NAS waived distribution fees for the Growth, Municipal Bond and Government Bond funds totaling $72,700, $137,225, and $396,061, respectively, or $.155, $.080 and $.082 per average share outstanding.

NAS also receives fees as principal underwriter from contingent deferred sales charges (CDSC) ranging from 5% to 1%, imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past six years. During the year ended October 31, 1997, NAS received fees of $10,832, $41,532 and $23,417 on the Growth, Municipal Bond and Government Bond funds, respectively. Additionally, the Government Bond Fund retained fees (CDSC) of $102,078 pursuant to NASD guidelines which limit sales charges payable to underwriters. These fees are reported as "other income."

A subsidiary of NAS (Nationwide Investors Services, Inc.) acts as transfer and dividend disbursing agent for the funds.

3. BANK LOANS

The Trust has an unsecured bank line of credit of $6,000,000 for overdraft protection and temporary emergency borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus .50%. These interest costs are included in custodian fees in the statements of operations. No compensating balances are required.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding U.S. Government and short-term securities) and purchases and sales of U.S. Government Obligations for the year ended October 31, 1997, are summarized as follows:

                                                                                 U.S. GOVT.
                                               SECURITIES                       OBLIGATIONS
                                       PURCHASES           SALES          PURCHASES           SALES
   Growth Fund                        $3,705,184        $4,960,110       $ 2,083,554      $ 2,335,124
   Municipal Bond Fund                 2,611,428         6,686,252           --                --
   Government Bond Fund                   --             3,046,275        25,533,599       27,887,893
   Cash Reserve Fund                      --                --             1,629,665        1,596,000

Realized gains and losses have been computed on the specific identification basis. Included in net unrealized appreciation at October 31, 1997, are the following components:

                                         GROSS             GROSS             NET
                                      UNREALIZED         UNREALIZED      UNREALIZED
                                      APPRECIATION      DEPRECIATION    APPRECIATION
   Growth Fund                        $3,250,075        $(195,515)       $3,054,560
   Municipal Bond Fund                   590,417          (15,320)          575,097
   Government Bond Fund                2,289,557           --             2,289,557

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For corporate shareholders, 100% of the income dividends paid by the Growth Fund in the fiscal year ended October 31, 1997, qualifies for the corporate dividend received deduction.

All of the distributions paid by the Municipal Bond Fund during the fiscal year are exempt from federal income taxes.

6. SUBSEQUENT EVENT

At a meeting of the Board of Trustees on November 7, 1997, the Board authorized a Special Meeting of Shareholders to be held on February 16, 1998. At this Special Meeting, shareholders are being asked to approve an Agreement and Plan of Reorganization between Financial Horizons Investment Trust and Nationwide Investing Foundation III ("New Trust"), at which time Nationwide Investing Foundation and Nationwide Investing Foundation II will also reorganize into the New Trust. The transactions contemplated thereby pending shareholder approval include the following:

   (a) The transfer of the net assets of the Financial Horizons Growth Fund to the Nationwide Mid-Cap Growth Fund series of the New Trust in exchange for Class D shares of the Mid-Cap Growth Fund, which will be distributed to shareholders of the Growth Fund.

   (b) The transfer of the net assets of the Financial Horizons Cash Reserve Fund to the Nationwide Money Market Fund series of the New Trust in exchange for shares of the Money Market Fund, which will be distributed to shareholders of the Cash Reserve Fund.

   (c) The transfer of the net assets of the Financial Horizons Government Bond Fund to the Nationwide Long-Term U.S. Government Bond Fund series of the New Trust in exchange for Class D shares of the Long-Term U.S. Government Bond Fund, which will be distributed to shareholders of the Government Bond Fund.

   (d) The transfer of the net assets of the Financial Horizons Municipal Bond Fund to the Nationwide Tax-Free Income Fund series of the New Trust in exchange for Class D shares of the Tax-Free Income Fund, which will be distributed to shareholders of the Municipal Bond Fund.

The Board of Trustees of the Trust have fixed the close of business on December 18, 1997, as the record date for the determination of shareholders of the Trust entitled to receive notice of and to vote at the meeting. The Combined Prospectus/Proxy Statement contains further information regarding the meeting and the proposals to be considered, including the revised fee structure, and will be mailed to shareholders in early January 1998.

INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
   The Financial Horizons Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of The Financial Horizons Investment Trust -- Growth Fund, Municipal Bond Fund, Government Bond Fund, and Cash Reserve Fund, as of October 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1997, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Financial Horizons Investment Trust as of October 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP
DECEMBER 5, 1997
COLUMBUS, OHIO

FINANCIAL HORIZONS INVESTMENT TRUST
P.O. BOX 1492
THREE NATIONWIDE PLAZA
COLUMBUS OH  43216-1492

October 31, 1997
Annual Report



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